Filed Pursuant to Rule 497 (e)
                              Registration File No.:   033-
59117



                    PROSPECTUS SUPPLEMENT
                     DATED JULY 1, 1997

     This Prospectus Supplement dated July 1, 1997 modifies the Prospectus for the PaineWebber Equity Trust, Growth
Stock Series 19 (the Demogrowthics Trust) dated March 25,
1997 (referred to herein as the "Trust") attached hereto
(the "Prospectus").

     Alliance Entertainment Corporation, an issuer of one of the equity securities held in the Trust, has been sold from the Trust portfolio. The Sponsor directed the Trustee to liquidate all such Alliance Entertainment Corporation securities reflecting the occurrence of materially adverse credit factors, that in the opinion of the Sponsor, made retention of such securities not in the best interests of the Unitholders.